RELATED PARTIES - TRANSACTIONS AND BALANCES: (Schedule of Transactions with Related Parties) (Details) - Board of Directors and the Chief Executive Officer [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Transactions with related parties [Line Items]
Payroll expenses	$ 1,387	$ 863	$ 347
Director fee	$ 291	80
Finance expenses on convertible loans and warrants		2,088	$ 1,089
Total expenses	$ 1,678	$ 3,031	$ 1,436